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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 15, 1996
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                            Cole National Group, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                      33-66342                       34-1744334
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


              5915 Landerbrook Drive, Mayfield Heights, Ohio 44124
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              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (216) 449-4100
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Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On November 15, 1996, Cole National Corporation ("Parent") acquired (i) all of the issued and outstanding shares (the "PSC Shares") of the capital stock of Pearle Service Corporation ("PSC"), a company holding certain assets related to Pearle, Inc.'s ("Pearle") Dallas headquarters, and (ii), following the distribution by Pearle to The Pillsbury Company ("Pillsbury") of the proceeds from the above purchase, all of the issued and outstanding shares (the "Pearle Shares") of Pearle capital stock. The acquisition was accomplished pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated September 24, 1996, by and among Parent, Pearle and Pillsbury. A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 hereto.

     As consideration for the PSC Shares, Parent paid Pearle Vision, Inc. ("Pearle Vision"), a wholly owned subsidiary of Pearle, $24,350,000 in cash. Pearle Vision distributed the proceeds of such sale to Pearle, which then distributed the proceeds to Pillsbury. In addition, as consideration for the Pearle Shares, Parent paid Pillsbury, subject to claims which may be made under the Stock Purchase Agreement and subject to adjustment, $135,463,333 in cash and NLG 100,000,000 in cash.

     Following the sale of Pearle's European business operations ("Europe Sale"), and the distribution to Parent of the proceeds thereof, Parent transferred the PSC Shares and the Pearle Shares to Cole National Group, Inc. (the "Company"), a wholly owned subsidiary of Parent, for an aggregate purchase price of $154,000,000 (the "Pearle Transfer"). The Pearle Transfer was accomplished pursuant to a Purchase Agreement (the "Transfer Agreement") dated November 15, 1996, by and among the Company and Parent. A copy of the Transfer Agreement is filed as Exhibit 2.2 hereto. Additionally, under the Transfer Agreement, Parent assigned to the Company all of Parent's rights and obligations under the Stock Purchase Agreement except for those rights and obligations which are necessary for Parent to fulfil its obligations pursuant to the Europe Sale.

     In connection with the above transactions, Parent sold $15,100,000 of the Company's 11.25% Senior Notes due 2001 (the "Senior Notes") to the Company for an aggregate purchase price of $14,900,000. Such Senior Notes were retired upon receipt by the Company.

     The Company financed the Pearle Transfer and the purchase of the Senior Notes through (i) cash on hand, (ii) intercompany borrowings from Parent, and
(iii) the private sale of $150,000,000 of the Company's 9 7/8% Senior Subordinated Notes due 2006, under an Indenture (the "Indenture") dated November 15, 1996 by and among the Company and Norwest Bank Minnesota, National Association. A copy of the Indenture is filed as Exhibit 4.1 hereto.


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     As part of the above transactions, certain wholly owned subsidiaries of the
Company entered into a $75,000,000 Credit Agreement (the "Credit Agreement") dated November 15, 1996, by and among Cole Vision Corporation, Things
Remembered, Inc. Cole Gift Centers, Inc., Pearle and PSC and Canadian Imperial Bank of Commerce. A copy of the Credit Agreement is filed as Exhibit 99.1 hereto.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a) Financial Statements of Businesses Acquired.

            To be filed by amendment within 60 days of November 15, 1996.

        (b) Pro Forma Financial Information.

            To be filed by amendment within 60 days of November 15, 1996.

        (c) Exhibits.

            2.1 Stock Purchase Agreement, dated as of September 24, 1996, among The Pillsbury Company, Pearle, Inc. and Cole National Corporation (Incorporated by reference to Exhibit 2.1 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

            2.2 Purchase Agreement, dated as of November 15, 1996, among Cole National Corporation and Cole National Group, Inc. (Incorporated by reference to Exhibit 2.3 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

            4.1 Indenture dated November 15, 1996, by and among Cole National Group, Inc. and Norwest Bank Minnesota, National Association (Incorporated by reference to Exhibit 4.1 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

            4.2 Registration Rights Agreement dated November 15, 1996, by and among Cole National Group, Inc. and CIBC Wood Gundy Securities Corp., CS First Boston Corporation, NationsBanc Capital Markets, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit 4.2 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

            99.1 Credit Agreement, dated as of November 15, 1996, among Cole
                 Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and Pearle Service Corporation and Canadian Imperial Bank of Commerce.


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                 (Incorporated by reference to Exhibit 99.1 of Cole National
                 Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

            99.2 CNG Guarantee and Cash Collateral Agreement, dated as of
                 November 15, 1996, by Cole National Group, Inc. and Cole National Corporation (Incorporated by reference to Exhibit 99.3 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

            99.3 Guarantee and Collateral Agreement, dated as of November 15,
                 1996, by Cole Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and Pearle Service Corporation and Canadian Imperial Bank of Commerce (Incorporated by reference to Exhibit 99.4 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COLE NATIONAL GROUP, INC.


Date: December 2, 1996                  By: /s/ Wayne L. Mosley
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                                                Wayne L. Mosley
                                                Vice President


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                                  EXHIBIT INDEX



                                                               Pagination by
                                                            Sequential Numbering
Exhibit  Description Of Exhibit                                    System
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2.1      Stock Purchase Agreement, dated as of September 24,
         1996, among The Pillsbury Company, Pearle, Inc. and
         Cole National Corporation (Incorporated by reference to Exhibit 2.1 of Cole National
         Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

2.2 Purchase Agreement, dated as of November 15, 1996, among Cole National Corporation and Cole National
         Group, Inc. (Incorporated by reference to Exhibit
         2.3 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December
         2, 1996).

4.1      Indenture dated November 15, 1996, by and among
         Cole National Group, Inc. and Norwest Bank
         Minnesota, National Association (Incorporated by reference to Exhibit 4.1 of Cole National
         Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

4.2      Registration Rights Agreement dated November 15,
         1996, by and among Cole National Group, Inc. and
         CIBC Wood Gundy Securities Corp., CS First Boston
         Corporation, NationsBanc Capital Markets, Inc. and
         Smith Barney Inc. (Incorporated by reference to
         Exhibit 4.2 of Cole National Corporation's Current
         Report on Form 8-K, filed with the Commission on December 2, 1996).

99.1 Credit Agreement, dated as of November 15, 1996, among Cole Vision Corporation, Things Remembered,
         Inc., Cole Gift Centers, Inc., Pearle, Inc. and
         Pearle Service Corporation and Canadian Imperial
         Bank of Commerce. (Incorporated by reference to Exhibit 99.1 of Cole National


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         Corporation's Current Report on Form 8-K, filed
         with the Commission on December 2, 1996).

99.2 CNG Guarantee and Cash Collateral Agreement, dated as of November 15, 1996, by Cole National Group, Inc. and Cole National Corporation (Incorporated by reference to Exhibit 99.3 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).

99.3 Guarantee and Collateral Agreement, dated as of November 15, 1996, by Cole Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and Pearle Service Corporation and Canadian Imperial Bank of Commerce (Incorporated by reference to Exhibit 99.4 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996).


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